UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 31, 2006

(Date of earliest event reported): (May 25, 2006)

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

D&E COMMUNICATIONS, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 31, 2006, D&E Communications, Inc. (the “Company”) issued a press release announcing that Robert A. Kinsley resigned his seat on the Board of Directors of the Company, effective as of May 31, 2006.

Item 8.01 Other Events

On May 31, 2006, the Company issued a press release announcing that the Company’s Board of Directors has elected D. Mark Thomas as Chairman of the Board and G. William Ruhl as Vice Chairman of the Board, effective May 25, 2006.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits:

99.1	Press Release dated May 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

D&E COMMUNICATIONS, INC.

	By:	/s/ Thomas E. Morell
Date: May 31, 2006		Thomas E. Morell
Senior Vice President,
Chief Financial Officer and Treasurer